Exhibit 99.2

Exhibit 99.2

2Q11 Earnings Conference Call

Supplemental Materials

July 26, 2011

Forward Looking Statements

Safe Harbor

Statements contained in this presentation which are not historical facts and which pertain to future operating results of IBERIABANK Corporation and its subsidiaries constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve significant risks and uncertainties. Actual results may differ materially from the results discussed in these forward-looking statements. Factors that might cause such a difference include, but are not limited to, those discussed in the Company’s periodic and other filings with the SEC.

Introductory Comments

Introductory Comments

Summary – Position

Favorable Balance Sheet Composition

Very Balanced; Core Funded; Low C&D Exposure

Continued Good Asset Quality; Extraordinary Capital

Favorable Interest Rate And Credit Risk Positioning

Some of the Highest Capital Ratios of Bank Holding Companies With More Than $5 Billion in Assets

Legacy Deposit Growth in 2Q11 And Improved Deposit Mix

Future Growth Engines in Multiple Markets

Strategic Recruiting Continued During The 2nd Quarter

Fortunately, We Avoided What Ails The Banking Industry

Remain Well Positioned For Future Opportunities

Corporate Overview At June 30, 2011

NASDAQ Traded IBKC Headquarters Lafayette, LA Founded 1887 Market Cap $ 1.7 Billion

Locations 259 (Bank Branches 177)

FTE’s 2,560 Asset Size $ 11.5 Billion Deposits $ 9.1 Billion Loans $ 7.2 Billion Clients 192,000

Subsidiaries

IBERIABANK Lenders Title

Deposit Market Share as of June 30, 2010 Source: SNL Financial Map Reflects Locations as of July 26, 2011

Texas

5	Branches $53 mm deposits #462 Rank
4	Non? bank Offices

Louisiana

77 Branches $5.1 bil deposits

#5 Rank

21 Non? bank Offices

Alabama

10 Branches $474 mm deposits #22 Rank

4	Non? bank Offices

Arkansas

34 Branches $1.0 bil deposits #12 Rank

33 Non? bank Offices

Tennessee

2	Branches $170 mm deposits #105 Rank
1	Non? bank Office

Florida

42 Branches $3.0 bil deposits #21 Rank

8	Non? bank Offices

Legend

IBERIABANK

IBERIABANK Mortgage

Lenders Title Company/United Title & American Abstract

IBERIA Wealth Advisors

IBERIA Capital Partners

Locations 170

IBERIABANK Branches 58

IBERIABANK Mortgage Locations 24

Title Insurance Offices 6

IBERIA Wealth Advisors Locations 1

Financial Overview

Financial Overview

Summary – 2Q11 and 06/30/11

T/E Net Interest Income Down $2mm (-3%)

Credit Quality Statistics Excluding FDIC Covered Assets And Acquired Assets Marked To Fair Value:

• NPA/Assets = 0.84% (1.01% in 1Q11)

• 30+ Days Past Due = 1.40% (1.65% in 1Q11)

• Loan Loss Reserve/Loans = 1.28% (1.45% in 1Q11)

• Net COs/Average Loans = 0.13% (-0.06% in 1Q11)

• Provision = $10mm ($5mm in 1Q11)

Reported EPS Of $0.18, Down 66% from 1Q11. Significant Items Impacting 2Q11 Results Include:

• Merger And Conversion Costs = $7mm or $0.15

• Accrual For Overdraft Class Action Lawsuit = $2.8mm or $0.06

• Gains On Sale of Investments = $2mm or $0.03

• Provision On FDIC Covered Pools = $3mm or $0.06

• Provision For Organic Loan Growth = $4mm or $0.09

Financial Overview

Favorable Balance Sheet Growth

2Q11 Results

• Loans +$1,079mm, +18%

• Deposits +$1,214mm +15%

• Loan/Deposits = 79%

• Equity = +$193mm, +15%

• Equity/Assets = 13.16%

• Tier 1 Leverage = 12.01%

• Div Payout = 198.1%

• ROA = 0.20%

• ROE = 1.50%

• ROTE = 2.20%

• Efficiency Ratio = 87%

• Tang Eff. Ratio = 84%

• BV/Share = $49.88

• Tang BV/Share = $37.17

Annual Average Balances

Quarterly Averages

$8,600 $8,200 $7,800 $7,400 $7,000 $6,600 $6,200 $5,800 $5,400 $5,000 $4,600 $4,200 $3,800 $3,400 $3,000 $2,600 $2,200 $1,800 $1,400 $1,000 $600

Loans Deposits

13% 16% 5% 38%

21%

18% 15% 14% 43% 52%

15% 17% 12% 17% 20% 22% 17% -1% 7% 34% 1% 4%4% 71% 2%

2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 1Q11 2Q11

Total Loans And Deposits ($ Millions)

Financial Overview

Low Risk Balance Sheet At June 30, 2011

Other Assets, 9%

Cash and Equivalents, 2%

Investment Securities, 19%

Mortgage Loans Held For Sale, 1%

Acquired Loans—Fair Value, 1%

FDIC Loss Share Receivable, 6%

41% of Balance Sheet in Very Low Risk Components

Loans -Noncovered, 50%

Financial Overview

Fair Value Summary of Assets Acquired

Fair Value in Millions

OMNI Cameron Total

Cash and Due From $55 $29 $84

Investments 91 224 315

Loans, net 467 411 878

OREO 22 1 23

Premises and Equipment, net 22 19 40

Core Deposit Intangibles 1 5 6

Other Assets 24 19 43

Total Assets 681 708 1,389

Interest Bearing Deposits 506 403 909

Noninterest Bearing Deposits 129 164 294

FHLB & Other Borrowings 43 49 92

Trust Preferred Securities 16—16

Other Liabilities 5 2 7

Total Liabilities 699 618 1,317

Net Assets(17) 89 72

Equity Issued(46)(141)(187)

Goodwill 64 51 115

Both the OMNI and Cameron transactions closed on May 31, 2011

IBERIA BANK

Corporationtm

Financial Overview

Trends—Mortgage Interest Rates

Mortgage Interest Rate Trend

30-year

15-year 5/1 ARM

1-Year ARM

9.00% 8.50% 8.00%

7.50% (%) 7.00% Rate 6.50% Weekly 6.00% 5.50% Average 5.00% 4.50%

4.00% 3.50% 3.00%

Nov-98 Feb-99 May-99 Aug-99 Nov-99 Feb-00 May-00 Aug-00 Nov-00 Feb-01 May-01 Aug-01 Nov-01 Feb-02 May-02 Aug-02 Nov-02 Feb-03 May-03 Aug-03 Nov-03 Feb-04 May-04 Aug-04 Nov-04 Feb-05 May-05 Aug-05 Nov-05 Feb-06 May-06 Aug-06 Nov-06 Feb-07 May-07 Aug-07 Nov-07 Feb-08 May-08 Aug-08 Nov-08 Feb-09 May-09 Aug-09 Nov-09 Feb-10 May-10 Aug-10 Nov-10 Feb-11 May-11

Source: Bloomberg

Conforming Rates Have Bounced Off Of Lows

Refi Activity Has Diminished

Sales Spreads Remain Favorable

Improved Competitive Dynamics In Mortgage Business 30-Year Fixed 1-Year ARM 5/1 ARM 4.54% 3.66% 15-Year Fixed 7.15% 1-Year ARM

IBERIA BANK

Corporationtm

Financial Overview

Mortgage Quarterly Revenues

Mortgage Gains On Sale Of Loans

1st Qtr 2nd Qtr 3rd Qtr 4th Qtr

$17.0 $16.0 $15.0 Million) $14.0 $13.0

( $ $12.0 $11.0 Revenues $10.0 $9.0 $8.0 $7.0 Mortgage $6.0 $5.0 $4.0 $3.0 Quarterly $2.0 $1.0 $-

2003 2004 2005 2006 2007 2008 2009 2010 2011

** Assumes Pulaski’s acquisition of IBERIABANK Mortgage beginning in February 2007

In 2Q11 Closed $353mm (+22% Vs. 1Q11)

In 2Q11 Sold $331mm (+4% Vs. 1Q11)

2Q11 Vs. 1Q11:

6% Increase In Mtg. Revenues

2Q11 Vs. 2Q10: 12% Decrease In Mtg.

Revenues

$161 mm Locked Pipeline on 7/15/11

12**

IBERIA BANK

Corporationtm

Financial Overview

Title Insurance Qtrly Revenues

Title Insurance Revenues

Title & Mortgage Footprints Don’t Necessarily Overlap

2Q11: $4.5mm In Revenues (+18% Vs. 1Q11)

$6.5 $6.0 $5.5 ( $ Million) $5.0 $4.5 Revenues $4.0 $3.5 $3.0 Title $2.5 $2.0 $1.5 Quarterly $1.0 $0.5 $-

2003 2004 2005 2006 2007 2008 2009 2010 2011

* Includes United Title in April 2007 ** Includes American Abstract in March 2008

13 * **

IBERIA BANK

Corporationtm

Financial Overview

Service Charges/Revenues

CCBG MSL

TIBB TRMK

BXS FSGI PFBX SBCF SBSI UCBI CSFL IBKC RNST FMFC SFNC PBIB HBHC OZRK HOMB EBTX

0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0%

• Less Reliance On Service Charge Income And Consumer Fees Than Peers

• Accrued $2.8 Million For Settlement And Associated Costs Related to Class Action Lawsuits

IBKC = 5.6%

Source: SNL Data as of most recent quarter

Non-Interest Income Excludes Gains on Acquisitions and Investment Sales

IBERIA BANK

Corporationtm

Financial Overview

Quarterly Repricing Schedule

3Q11 4Q11 1Q12 2Q12 3Q12

Cash Equivalents $ 133.8 $ — $ — $ — $ -

1.12% 0.00% 0.00% 0.00% 0.00%

Investments $ 173.1 $ 150.9 $ 101.6 $ 102.6 $ 112.4

3.23% 3.26% 3.95% 3.67% 3.73%

Loans $ 3,741.8 $ 356.5 $ 320.0 $ 354.9 $ 268.4

3.62% 5.61% 5.75% 5.40% 5.45%

Time Deposits $ 705.0 $ 626.8 $ 401.0 $ 411.8 $ 219.6

1.24% 1.51% 1.72% 1.61% 2.09%

Borrowed Funds $ 345.4 $ 2.7 $ 22.3 $ 20.8 $ 1.5

1.19% 3.57% 3.01% 2.90% 4.00%

IBERIABANK

Corporation tm

Financial Overview

Interest Rate Simulations

Base Blue Forward

Change In: -200 bp -100 bp Case +100 bp +200 bp Chip Curve

Net Interest

Income 0.1% 0.8% 0.0% 0.7% 2.1% 0.0% 0.3%

Economic

Value of

Equity -13.5% -4.0% 0.0% -0.5% -2.7% -1.3% -1.2%

Includes Cameron and OMNI acquisitions

Source: Bancware model, as of June 30, 2011

Fairly Balanced From An Interest Rate Risk Position Degree Is A Function Of The Reaction Of Competitors To Changes In Deposit Pricing Forward Curve Has A Small Positive Impact Over 12 Months

IBERIABANK

Corporation tm

Financial Overview

Annual Change In Stock Price

Annual Stock Price Improvement

— -

60% 40% 20% 0%- 20%- 40%- 60%

58% 27% 45% 47% 13% 16% 3% 12% 10% -4% -21% -2%

IBKC S&P Banks NASDAQ Banks DJIA

S&P 500

Russell 2000

2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 20102011

Source: Bloomberg as of July 25, 2011

IBERIABANK

Corporation tm

Financial Overview

3 Years Price Change By Index

S&P Mid-Cap

NASDAQ

S&P Small-Cap

Russell 2000

IBERIABANK Corporation

Southwest Banks

Russell 3000

S&P 500

NYSE

Western Banks

NASDAQ Finl

All Financial Institutions

Midwest Banks

NASDAQ Bank

Small Cap Banks

S&P Bank

Banks $5B-$10B

KBW Bank

Mid-Atlantic Banks

S&P Financials

Large Cap Banks

Banks $500M-$1B

Banks

Banks > $10B

New England Banks

Banks $1B-$5B

TARP Participants

Mid Cap Banks

Banks $250M-$500M

Banks < $500M

Micro Cap Banks

Southeast Banks

Banks < $250M

+13%

-60% -50% -40% -30% -20% -10% 0% 10% 20% 30%

Source: SNL Through July 25, 2011

IBERIABANK

Corporation tm

Asset Quality

IBERIABANK

Corporation tm

Asset Quality

Loan Portfolio Mix

Sterling Gross Loans = 2%, Discount = 1%

Century Gross Loans =4%, Discount = 2%

Orion Gross Loans = 10%, Discount = 4%

CapitalSouth Gross Loans = 3%, Discount = 0.5%

All Other Loans 6%

Transparent slices indicate loan discounts

% based on gross portfolio – excluding discounts on loans acquired in FDIC-assisted transactions

Residential Home Equity

4% 10%

Credit Card 1% Automobile 0% Indirect Automobile 4%

Other Consumer 2%

Business 21%

Commercial RE 27%

% Loans

$000s % of CRE

C&D-IBERIABANK 392,194 19% 5%

CRE-Owner Occupied 800,528 38% 10%

CRE-Non-Owner Occupied 909,959 43% 12%

Total Commercial RE $ 2,102,680 100% 27%

Asset Quality

IBERIABANK Builder & Non-Builder C&D Loan Exposure

	By Dollar Amount ($000)		# Of Loans	$ Funded	% Of Line	Average
	Funded	Committed	Committed	%Total	Funded	$ Funded
Construction & Development Loans (1A)						
AL Birmingham Market	3,038	10,543	6	0.0%	29%	$ 506,297
AL Mobile Market	8,511	8,755	12	0.0%	97%	$ 709,221
AR Little Rock Market	33,457	40,689	69	0.1%	82%	$ 484,890
AR NE Arkansas Market	7,240	10,065	119	0.0%	72%	$ 60,844
AR NW Arkansas Market	1,224	1,224	25	0.0%	100%	$ 48,966
FL Naples Market	324	530	1	0.0%	61%	$ 323,689
LA Baton Rouge Market	45,169	61,597	108	0.1%	73%	$ 418,228
LA Iberia & Community Bank Market	2,883	2,886	105	0.0%	100%	$ 27,453
LA Lafayette Market	43,885	57,478	140	0.1%	76%	$ 313,464
LA NE Louisiana Market	3,628	4,466	49	0.0%	81%	$ 74,050
LA New Orleans Market	130,715	159,046	338	0.4%	82%	$ 386,732
LA Northshore Market	8,762	12,727	60	0.0%	69%	$ 146,026
LA Shreveport Market	11,620	21,608	13	0.0%	54%	$ 893,868
LA SW Louisiana Market	32,091,493	31,324,965		98.9%	102%	--
MS N Mississippi Market	-	-	1	0.0%	--	$ -
TN Memphis Market	3,079	3,080	11	0.0%	100%	$ 279,921
TX Houston Market	6,136	12,219	10	0.0%	50%	$ 613,557
Regional Commercial Banking-North	32,003	37,141	10	0.1%	86%	$ 3,200,323
Mortgage Lending & RIC	4,233	5,506	24	0.0%	77%	$ 176,358
Business Credit Services Market	7,638	7,592	77	0.0%	101%	$ 99,189
Total	**$32,445,037**	**$ 31,782,117**	**1178**	100.0%	102%	$ 27,542,476

	By Dollar Amount ($000)		Number	
	<100% Complete	100% Complete	<100% Complete	100% Complete
Construction & Development Loans (1A)				
AL Birmingham Market	1,469	1,569	3	3
AL Mobile Market	234	8,277	2	10
AR Little Rock Market	8,267	25,191	7	62
AR NE Arkansas Market	1,316	5,924	10	109
AR NW Arkansas Market	-	1,224	8	17
FL Naples Market	324	-	1	0
LA Baton Rouge Market	11,860	33,308	22	86
LA Iberia & Community Bank Market	14	2,868	1	104
LA Lafayette Market	6,361	37,523	21	119
LA NE Louisiana Market	139	3,490	4	45
LA New Orleans Market	38,124	92,591	51	287
LA Northshore Market	1,674	7,087	2	58
LA Shreveport Market	5,394	6,226	6	7
LA SW Louisiana Market				
MS N Mississippi Market	-	-	1	0
TN Memphis Market	-	3,079	1	10
TX Houston Market	3,531	2,605	7	3
Regional Commercial Banking-North	5,814	26,189	2	8
Mortgage Lending & RIC	1,042	3,190	10	14
Business Credit Services Market	-	7,638	16	61
Total	**$ 85,564**	**$ 267,980**	**175**	**1003**

	By Dollar Amount ($000)								% Balance
	Funded		# Of Days Past Due			Loans	Discounts &	%	Discounts &
	Balance	Current	30-59	60-89	> 90	Nonaccrual	Reserves	Nonaccrual	Reserves
Construction & Development Loans (1A)									
AL Birmingham Market	3,038	3,038	-	-	-	-	38	0.0%	1.24%
AL Mobile Market	8,511	8,511	-	-	-	-	103	0.0%	1.21%
AR Little Rock Market	33,457	30,336	1,118	-	-	2,003	753	6.0%	2.25%
AR NE Arkansas Market	7,240	6,975	11	-	-	254	80	3.5%	1.11%
AR NW Arkansas Market	1,224	562	-	233	-	430	57	35.1%	4.69%
FL Naples Market	324	324	-	-	-	-	1	0.0%	0.36%
LA Baton Rouge Market	45,169	45,130	39	-	-	-	424	0.0%	0.94%
LA Iberia & Community Bank Market	2,883	2,769	99	-	-	15	39	0.5%	1.35%
LA Lafayette Market	43,885	43,876	-	-	-	9	1,024	0.0%	2.33%
LA NE Louisiana Market	3,628	3,618	-	11	-	-	56	0.0%	1.55%
LA New Orleans Market	130,715	130,405	256	45	-	10	1,029	0.0%	0.79%
LA Northshore Market	8,762	8,694	-	-	-	68	131	0.8%	1.49%
LA Shreveport Market	11,620	11,620	-	-	-	-	121	0.0%	1.04%
LA SW Louisiana Market	32,091,493	32,091,493						0.0%	0.00%
MS N Mississippi Market	-	-	-	-	-	-	-	--	--
TN Memphis Market	3,079	2,125	478	-	227	249	110	8.1%	3.58%
TX Houston Market	6,136	6,136	-	-	-	-	114	0.0%	1.85%
Regional Commercial Banking-North	32,003	31,678	-	-	-	325	715	1.0%	2.23%
Mortgage Lending & RIC	4,233	2,575	-	-	-	1,658	24	39.2%	0.57%
Business Credit Services Market	7,638	2,226	440	111	143	4,718	-	61.8%	0.00%
Total	**$ 32,445,037**	**$ 32,432,089**	**$ 2,440**	**$ 399**	**$ 370**	**$ 9,738**	**$ 4,818**	**0.0%**	**0.01%**

Note: Excludes Covered Loans

21

Asset Quality

2Q11 Compared To Prior Quarters

($thousands) IBERIABANK Corporation

3Q10 4Q10 1Q11 2Q11

Nonaccruals $ 871,353 $ 816,243 $ 800,265 $ 790,953 OREO & Foreclosed 57,495 69,218 83,186 117,741 90+ Days Past Due 43,593 53,112 29,279 23,070 Nonperforming Assets $ 972,441 $ 938,573 $ 912,730 $ 931,765

NPAs/Assets 9.21% 9.36% 9.18% 8.14% NPAs/(Loans + OREO) 16.63% 15.37% 14.71% 12.73% LLR/Loans 2.28% 2.26% 2.44% 2.36% Net Charge-Offs/Loans 0.36% 0.72% -0.05% 0.10%

Past Dues:

30-89 Days Past Due $ 89,786 $ 111,345 $ 107,725 $ 86,880 90+ days Past Due 43,593 53,112 29,279 23,070 Nonaccual Loans 871,353 816,243 800,265 790,953 Total 30+ Past Dues $ 1,004,732 $ 980,700 $ 937,269 $ 900,903

% Loans 17.35% 16.25% 15.31% 12.51%

Loan Mix:

Commercial 66.2% 67.2% 67.5% 60.6% Consumer 15.4% 15.4% 16.0% 16.2% Mortgage 12.4% 11.5% 10.8% 8.9% Business Banking 1.4% 1.4% 1.4% 10.5% Indirect 4.0% 3.8% 3.7% 3.2% Credit Cards 0.6% 0.7% 0.6% 0.6% Total Loans 100.0% 100.0% 100.0% 100.0%

Note: Includes FDIC Assisted Acquisitions

Asset Quality

Loans Past Due + Non-Accruals

Loans Past Due

Loans Past Due 30 Days Or More And Nonaccruing Loans As % Of Loans Outstanding

6/30/10 9/30/10 12/31/10 3/31/11 6/30/11

Consolidated (Ex-FDIC Covered Assets and SOP 03-3)

30+ days past due 0.77% 0.52% 0.33% 0.35% 0.41% Non-accrual 1.13% 0.96% 1.11% 1.30% 0.99%

Total Past Due 1.90% 1.48% 1.44% 1.65% 1.40% CapitalSouth Only

30+ days past due 7.83% 7.94% 7.10% 7.85% 6.57% Non-accrual 23.87% 23.38% 21.12% 21.47% 21.05%

Total Past Due 31.70% 31.32% 28.22% 29.32% 27.62% Orion Only

30+ days past due 8.51% 3.59% 6.11% 4.24% 3.31% Non-accrual 34.06% 36.26% 34.52% 36.07% 35.16%

Total Past Due 42.57% 39.85% 40.63% 40.31% 38.47% Century Only

30+ days past due 7.58% 3.53% 5.44% 5.18% 3.82% Non-accrual 38.31% 40.57% 41.39% 42.15% 42.74%

Total Past Due 45.89% 44.10% 46.83% 47.33% 46.56% Sterling Only

30+ days past due 7.31% 10.68% 12.17% 3.83% Non-accrual 20.08% 26.68% 28.59% 31.97%

Total Past Due 27.39% 37.36% 40.76% 35.80% Consolidated (With FDIC Covered Assets)

30+ days past due 3.48% 1.98% 2.44% 2.04% 1.41% Non-accrual 13.01% 12.95% 12.10% 11.89% 10.17%

Total Past Due 16.49% 14.93% 14.54% 13.93% 11.58%

23

** Beginning in 2011, IBERIABANK fsb was merged with IBERIABANK

Asset Quality

Trends – Entity NPAs & Past Dues

(Dollars in $000s) 2Q10 3Q10 4Q10 1Q11 2Q11 $Chg 6/30/10 9/30/10 12/31/10 3/31/11 6/30/11 Last Qtr.

Nonaccrual Loans $ 870,153 $ 871,353 $ 816,244 $ 800,265 $ 790,953 $ (9,312)

OREO & Foreclosed Assets $ 45,843 $ 57,495 $ 69,217 $ 83,186 $ 117,741 $ 34,555

Accruing 90+ Days Past Due $ 113,891 $ 43,593 $ 53,112 $ 29,279 $ 23,070 $ (6,209)

Total NPAs $ 1,029,887 $ 972,441 $ 938,573 $ 912,730 $ 931,765 $ 19,034

NPAs / Total Assets 9.93% 9.21% 9.36% 9.18% 8.14%

30-89 Days Past Due $ 119,026 $ 89,786 $ 111,345 $ 107,725 $ 86,880 $ (20,845)

30-89 Days PDs / Loans 2.07% 1.55% 1.84% 1.76% 1.21%

Note: Includes FDIC Assisted Acquisitions

Asset Quality

Trends – Entity LLR & Net COs

(Dollars in $000s) 2Q10 3Q10 4Q10 1Q11 2Q11 $Chg 06/30/10 09/30/10 12/31/2010 3/31/2011 6/30/2011 Last Qtr.

Loan Loss Reserve* $ 96,000 $ 131,954 $ 136,100 $ 149,119 $ 169,988 $ 20,869

LLR / Total Loans 1.67% 2.28% 2.26% 2.44% 2.36%

Net Charge-Offs $ 6,111 $ 5,330 $ 10,506 $ (764) $ 1,718 $ 2,482

Net COs/Avg Loans 0.44% 0.36% 0.72% -0.05% 0.10%

LLR Coverage Of NPAs 9% 14% 15% 16% 18%

* Does not include loan discounts associated with acquisitions.

Note: Includes FDIC Assisted Acquisitions

Asset Quality

Loan Mix And 30 Days+ Past Due

2Q10 3Q10 4Q10 1Q11 2Q11 2Q11* 6/30/10 9/30/10 12/31/10 3/31/11 6/30/11 6/30/11

% of Outstandings Commercial 65.0% 66.2% 67.3% 67.5% 60.6% 59.9% Mortgage 13.6% 12.4% 11.5% 10.8% 8.9% 5.8% Consumer 14.3% 15.4% 15.4% 16.0% 16.2% 15.9% Indirect 4.7% 4.0% 3.8% 3.7% 3.2% 4.3% Business Banking 1.7% 1.4% 1.4% 1.4% 10.5% 13.3% Credit Cards 0.7% 0.6% 0.6% 0.6% 0.6% 0.8% Total Loans 100.0% 100.0% 100.0% 100.0% 100.0% 100.0%

Past Due 30+ Days* Commercial 17.08% 15.99% 15.55% 14.78% 12.97% 1.52% Mortgage 16.54% 14.28% 14.94% 15.21% 14.89% 2.22% Consumer 10.96% 16.22% 14.82% 14.71% 11.33% 1.07% Indirect 0.78% 0.78% 0.87% 0.74% 0.78% 0.78% Business Banking 2.51% 2.95% 2.57% 2.82% 4.91% 1.05% Credit Cards 1.71% 1.50% 1.57% 1.74% 1.56% 1.39% Total Loans 15.01% 14.93% 14.54% 13.93% 11.58% 1.40%

* Excludes FDIC assisted acquisitions and SOP 03-3 loans acquired from OMNI and Cameron

Asset Quality

Loan Loss Reserve

2Q10 3Q10 4Q10 1Q11 2Q11

$1.6 Million In

Net Charge-Offs—Excl FDIC Acqs. $ 5,956 $ 6,123 $ 10,473 $ (655) $ 1,895 Net Charge-Offs Loan Growth 354 683 5,501 2,043 4,737 Change In Asset Quality 158 (3,548) (4,418) 2,313 719 In 2Q11 Loan Loss Provision—Excl FDIC Acqs. $ 6,468 $ 3,258 $ 11,556 $ 3,701 $ 7,351 Excluding FDIC

Covered and

Loan Loss Provision—FDIC Acqs. 6,431 1,870 (332) 1,770 2,639

Total Loan Loss Provision $ 12,899 $ 5,128 $ 11,224 $ 5,471 $ 9,990 SOP 03-3 Loans

(0.13% Of Net Charge-Offs/Avg. Loans 0.44% 0.36% 0.72% -0.05% 0.10% Average Loans) Loan Loss Reserve/Loans 1.67% 2.28% 2.26% 2.44% 2.36%

• Legacy IBERIABANK Credits Performing Very Well

• Classified Assets And NPAs Remain Favorable

• $10.0 Million Loan Loss Provision In 2Q11 (1Q11 = $5.5 Million)

• Acquired Builder Construction Portfolio Was Only $3.5 Million (0.05% of Total Loans)

Asset Quality

C&D Loans And NPAs Compared To Peers

The Lowest Level Of C&D Loan Exposure Compared To Peers

One Of The Lowest Levels Of NPAs Compared To Peers

Source: SNL, using most recent quarterly information

* Excludes FDIC Covered Assets and acquired assets marked to fair value

OZRK UCBI HBHC PRSP

BXS CCBG SFNC PNFP TRMK SBCF

IBKC

0.0% 5.0% 10.0% 15.0% 20.0% 25.0%

5.0%

C&D Loans / Total Loans

SBCF OZRK CCBG

BXS SFNC PNFP UCBI TRMK HBHC

IBKC PRSP

NPAs / Total Assets

IBKC Including Acquisitions 8.14%

0.84% *

0.00% 2.00% 4.00% 6.00% 8.00% 10.00%

Asset Quality

Commercial Real Estate Loan Portfolio

Non-Builder Portfolio CRE

10,000,000 9,000,000 8,000,000 7,000,000 6,000,000 5,000,000 4,000,000 3,000,000 2,000,000 1,000,000

Outstanding Balance

Average = $627, 824

-

1 101 201 301 401 501 601 701 801 901 1001 1101 1201 1301 1401 1501 1601 1701 1801 1901 2001 2101 2201 2301 2401 2501 2601 2701 2801 2901 3001 3101 3201

CRE Loans Outstanding At June 30, 2011

Excludes covered loans related to FDIC-Assisted Acquisitions

Asset Quality

Commercial Real Estate Loan Portfolio

Jun 2010 Sep 2010 Dec 2010 Mar 2011 Jun 2011

Non-Owner Occupied

Current $ 866.3 $ 910.5 $ 895.0 $ 916.1 $ 1,160.3 Past Due 15.8 1.5 2.5 6.8 10.8 Nonaccrual 21.7 18.4 22.7 31.9 43.0 Total $ 903.8 $ 930.5 $ 920.2 $ 954.8 $ 1,214.0

% Nonaccrual 2.40% 1.98% 2.46% 3.34% 3.54% Owner Occupied Current $ 646.6 $ 605.2 $ 632.6 $ 691.2 $ 880.0 Past Due 2.5 7.3 1.7 0.8 1.2 Nonaccrual 8.1 5.0 5.6 5.9 7.4 Total $ 657.2 $ 617.5 $ 639.9 $ 697.9 $ 888.7

% Nonaccrual 1.23% 0.81% 0.88% 0.84% 0.83%

Total CRE $ 1,561.0 $ 1,548.0 $ 1,560.1 $ 1,652.7 $ 2,102.7

% Nonaccrual 1.91% 1.52% 1.81% 2.29% 2.40% Non-Owner Occup/RBC 74% 78% 76% 100% 114%

Note: Includes commercial construction and land development loans

Excludes covered loans related to FDIC-Assisted Acquisitions

Asset Quality

CorporationTM

Commercial Loan Composition

RE-Non-Owner Occupied Medical Hospitality RE-Owner Occupied

Groups) Other

Retail Code Governmental Construction Manufacturing Wholesalers

NACIS(By

Heavy/Civil Construction Classification Real Estate-Other Religious Households Financial/Insurance

Education

Transport Agriculture Industry Energy Communications Storage

0% 5% 10% 15% 20% 25% 30% 35%

% Of Commercial Loan Portfolio At June 30, 2011

Note: At June 30, 2011; Includes commercial construction and land development loans – excludes Covered Assets

31%

12%

9%

9%

5%

6%

4%

4%

4%

3%

3%

2%

2%

2%

1%

1%

1%

0%

0%

0%

0%

CorporationTM

Consumer Loan Portfolio

CorporationTM

Consumer Loan Portfolio

By Product – Score Distribution

Consumer Portfolio—Score Distribution By Product Home

Score Equity Unsecured Other Indirect Intervals HELOC Loans Lines Unsecured Secured Auto

800 + 12% 12% 5% 8% 12% 13% 750—799 40% 36% 27% 32% 30% 30% 700—749 24% 24% 28% 24% 22% 22% 650—699 13% 14% 19% 18% 16% 18% 600—649 5% 5% 9% 7% 7% 8% 550—599 2% 4% 6% 5% 5% 4% 500—549 2% 3% 3% 4% 4% 3% 450—499 0% 0% 1% 1% 1% 1% 400—449 0% 0% 0% 0% 0% 0% Other 1% 1% 2% 3% 1% Total 100% 100% 100% 100% 100% 100%

Avg. Score 744 725 732 712 704 720

Excludes Covered Loans from FDIC Acquisitions Note: Excludes Credit Cards

Consumer Loan Portfolio - Quarterly Credit Statistics

Loans Past Due As A % of Product Loans

	6/30/10	9/30/10	12/31/10	3/31/11	6/30/11
Home Equity Lines of Credit					
30 to 59 Days Past Due	0.47%	0.24%	0.21%	0.21%	0.13%
60 to 89 Days Past Due	0.05%	0.03%	0.28%	0.01%	0.04%
Over 90 Days Past Due	0.29%	0.15%	0.00%	0.00%	0.00%
Total 30+ Days Past Due	**0.80%**	**0.42%**	**0.49%**	**0.22%**	**0.17%**
Net Charge-Offs	*0.58%*	*0.87%*	*1.28%*	*0.90%*	*0.02%*
Home Equity Term Loans					
30 to 59 Days Past Due	0.45%	0.28%	0.57%	0.29%	0.50%
60 to 89 Days Past Due	0.24%	0.16%	0.17%	0.01%	0.13%
Over 90 Days Past Due	0.13%	0.31%	0.00%	0.00%	0.00%
Total 30+ Days Past Due	**0.82%**	**0.75%**	**0.75%**	**0.31%**	**0.63%**
Net Charge-Offs	*0.93%*	*0.21%*	*0.65%*	*0.82%*	*0.34%*
Indirect Loans					
30 to 59 Days Past Due	0.30%	0.34%	0.40%	0.34%	0.38%
60 to 89 Days Past Due	0.08%	0.09%	0.07%	0.02%	0.09%
Over 90 Days Past Due	0.03%	0.03%	0.00%	0.00%	0.00%
Non Accrual	0.39%	0.35%	0.42%	0.40%	0.33%
Total 30+ Days Past Due	**0.80%**	**0.81%**	**0.89%**	**0.76%**	**0.80%**
Net Charge-Offs	0.39%	0.13%	0.39%	0.17%	0.09%
Credit Card Loans					
30 to 59 Days Past Due	0.37%	0.35%	0.34%	0.26%	0.29%
60 to 89 Days Past Due	0.21%	0.21%	0.22%	0.32%	0.14%
Over 90 Days Past Due	0.00%	0.00%	0.00%	0.00%	0.00%
Non Accrual	0.90%	0.86%	0.88%	1.02%	1.01%
Total 30+ Days Past Due	**1.47%**	**1.41%**	**1.44%**	**1.60%**	**1.44%**
Net Charge-Offs	*3.03%*	*2.16%*	*1.98%*	*1.76%*	*2.05%*
Other Consumer Loans					
30 to 59 Days Past Due	0.42%	0.48%	0.36%	0.26%	0.30%
60 to 89 Days Past Due	0.21%	0.10%	0.10%	0.09%	0.30%
Over 90 Days Past Due	0.10%	0.04%	0.00%	0.00%	0.00%
Total 30+ Days Past Due	**0.73%**	**0.62%**	**0.46%**	**0.35%**	**0.60%**
Net Charge-Offs	*1.45%*	*2.11%*	*1.86%*	*0.74%*	*0.80%*
Total Consumer Loans					
Total 30+ Days Past Due	***0.68%***	***0.57%***	***0.58%***	***0.31%***	***0.47%***
Net Charge-Offs	***0.84%***	***0.60%***	***0.90%***	***0.71%***	***0.31%***

Consumer Loan Portfolio

Past Dues By Product

- Generally Good And Stable Asset Quality Across Consumer Products

Excludes Covered Loans from FDIC Acquisitions

34

CorporationTM

Consumer Loan Portfolio

By Product – Origination Mix

Originations—Product Total %

Home Equity 2nd Home Equity 1st HELOC 2nd HELOC 1st

100% 90% 80%

70% Production 60% 50% Quarterly % Of 40% 30%

20% 10% 0%

1Q07 3Q07 1Q08 3Q08 1Q09 3Q09 1Q10 3Q10 1Q11 Quarter

3%

44%

31%

22%

CorporationTM

Consumer Loan Portfolio

By Product – Loan-To-Values

Loan-to-Values At Time Of Origination

HELOC 1st HELOC 2nd Home Equity 1st Home Equity 2nd

100%

90%

Value 80%

- 70%—to 60% Loan% 50%

40% Production 30% 20%

10%

0%

1Q07

2Q07

3Q07

4Q07

1Q08

2Q08

3Q08

4Q08

1Q09

2Q09

3Q09

4Q09

1Q10

2Q10

3Q10

4Q10

1Q11

2Q11

Quarter

CorporationTM

Consumer Loan Portfolio

Indirect – 30+ Days Past Dues

Indirect Lending Portfolio Loans Past Due 30 Days Or More

% Loans Past Due 30 Days Or More 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 1.60% 1.80% 2.00% 2.20%

Jan-00

Apr-00

Jul-00

oct-00

Jan-01

Apr-01

Jul-01

oct-01

Jan-02

Apr-02

Jul-02

oct-02

Jan-03

Apr-03

Jul-03

oct-03

Jan-04

Apr-04

Jul-04

oct-04

Jan-05

Apr-05

Jul-05

oct-05

Jan-06

Apr-06

Jul-06

oct-06

Jan-07

Apr-07

Jul-07

oct-07

Jan-08

Apr-08

Jul-08

oct-08

Jan-09

Apr-09

Jul-09

oct-09

Jan-10

Apr-10

Jul-10

oct-10

Jan-11

Apr-11

.46%

Month

CorporationTM

Consumer Loan Portfolio

Indirect – Net Charge-Offs

Indirect Lending Portfolio Annualized Net Chargeoffs Per Month As a Percent of Average Loans

2.40% 2.20% 2.00% 1.80% Chargeoffs 1.60% Net 1.40% 1.20% 1.00% % Annualized 0.80% 0.60% 0.40% 0.20% 0.00%

Jan-00

Apr-00

Jul-00

oct-00

Jan-01

Apr-01

Jul-01

oct-01

Jan-02

Apr-02

Jul-02

oct-02

Jan-03

Apr-03

Jul-03

oct-03

Jan-04

Apr-04

Jul-04

oct-04

Jan-05

Apr-05

Jul-05

oct-05

Jan-06

Apr-06

Jul-06

oct-06

Jan-07

Apr-07

Jul-07

oct-07

Jan-08

Apr-08

Jul-08

oct-08

Jan-09

Apr-09

Jul-09

oct-09

Jan-10

Apr-10

Jul-10

oct-10

Jan-11

Apr-11

.03%

Month

CorporationTM

FDIC Loss Share Performance

CorporationTM

Loss Share Performance

Covered Portfolio Performance

Covered Portfolio Performance Update

Projected Remaining Credit Estimated Projected Improvement Original Losses (REL) Total Losses REL for Projected excl. Estimated Additional Losses to for Loans @ before OREO OREO @ Projected FDIC Credit Additional Losses Impairment Date1 06/30/11 REL 06/30/11 Total Losses Threshold Improvement Impairment

CapitalSouth $ 113,500 $ 24,326 $ 50,245 $ 37,015 $ 87,260 $ 7,717 $ 94,978 $ 135,000 $ 18,522 $ 42,848

Acquired 8/21/2009

Orion Bank $ 862,681 $ 40,766 $418,932 $ 190,110 $ 609,042 $ 21,165 $ 630,207 $ 550,000 $ 232,474 $ 273,240

Acquired 11/13/09

Century Bank $ 296,809 $ 29,289 $ 143,770 $ 140,934 $ 284,704 $ 17,660 $ 302,364 $ 285,000 $ (5,555) $ 23,734

Acquired 11/13/09

Sterling Bank $ 84,305 $ 3,187 $ 26,719 $ 44,729 $ 71,448 $ —$ 71,448 $ 52,000 $ 12,857 16,044.25

Acquired 7/23/10

Total $ 1,357,295 $ 97,568 $ 639,666 $ 412,788 $ 1,052,454 $ 46,543 $ 1,098,997 $ 258,298 $ 355,866

1 Excludes non-reimbursable expenses and accrued interest, which totaled $19.6mm life-to-date at June 30, 2011.

($ in thousands)

CorporationTM

Loss Share Performance

Covered Portfolio Performance

Impairment Change

Covered Portfolio Impairment Rollforward

Additional Total Loan Additional Impairment Impairment Impairment 3/31/2011 Q2 2011 6/30/2011

CapitalSouth $ 20,584 $ 3,742 $ 24,326

Acquired 8/21/2009

Orion Bank $ 38,728 $ 2,038 $ 40,766

Acquired 11/13/09

Century Bank $ 33,396 $ (4,107) $ 29,289

Acquired 11/13/09

Sterling Bank $ —$ 3,187 $ 3,187

Acquired 7/23/10

Total $ 92,708 $ 4,860 $ 97,568

($ in thousands)

Loss Share Performance

Covered Loan Portfolio Rollforward

($ In Thousands)

Covered Loan Portfolio Rollforward

	3Q2010			4Q2010			1Q2011			2Q2011		
	Average	Income / Expense	Average Yield	Average	Income / Expense	Average Yield	Average	Income / Expense	Average Yield	Average	Income / Expense	Average Yield
Covered Loans	**1,571,248**	**36,709**	**9.20%**	**1,466,627**	**39,453**	**10.59%**	**1,545,551**	**54,118**	**14.05%**	**1,489,782**	**40,454**	**10.77%**
Mortgage Loans	289,197	7,479	10.34%	247,827	6,159	9.94%	253,360	6,865	10.84%	243,303	4,487	7.38%
Indirect Automobile	-	-	0.00%	-	-	0.00%	-	-	0.00%	-	-	0.00%
Credit Card	1,204	25	8.37%	1,154	20	6.93%	1,083	19	7.09%	1,026	17	6.72%
Consumer	190,836	2,893	6.02%	213,082	3,225	6.00%	196,378	3,926	8.11%	189,022	(234)	-0.50%
Line Of Credit-Consumer Loans	84,514	1,623	7.62%	79,958	4,582	22.73%	79,580	7,391	37.66%	81,575	2,967	14.59%
Commercial & Business Banking	1,004,908	24,688	9.64%	924,098	25,467	10.79%	1,015,204	35,917	14.16%	975,301	33,217	13.48%
Loans in Process	589	-	0.00%	508	-	0.00%	(54)	-	0.00%	(445)	-	0.00%
Overdrafts	1	-	0.00%	0	-	0.00%	0	-	0.00%	0	-	0.00%
FDIC Loss Share Receivable	**865,810**	**(5,025)**	**-2.27%**	**899,558**	**(8,619)**	**-3.75%**	**708,809**	**(21,913)**	**-12.37%**	**666,159**	**(18,315)**	**-10.88%**
Net Covered Loan Portfolio	**2,437,058**	**31,684**	**5.13%**	**2,366,185**	**30,834**	**5.14%**	**2,254,360**	**32,205**	**5.74%**	**2,155,941**	**22,139**	**4.08%**

	3Q2010			4Q2010			1Q2011			2Q2011		
	Average	Income / Expense	Average Yield	Average	Income / Expense	Average Yield	Average	Income / Expense	Average Yield	Average	Income / Expense	Average Yield
Covered Loans	**1,571,248**	**36,709**	**9.20%**	**1,466,627**	**39,453**	**10.59%**	**1,545,551**	**54,118**	**14.05%**	**1,489,782**	**40,454**	**10.77%**
CapitalSouth Bank	273,100	5,268	7.63%	250,865	8,355	13.17%	251,762	10,188	16.26%	240,511	5,196	8.54%
Orion Bank	817,253	20,627	9.88%	742,289	24,721	13.05%	823,081	32,651	16.03%	794,202	29,013	14.48%
Century Bank	366,169	8,860	9.58%	332,360	3,878	4.61%	339,135	9,156	10.80%	323,681	4,105	5.07%
Sterling Bank	114,725	1,953	5.86%	141,113	2,499	6.77%	131,574	2,123	6.47%	131,388	2,140	6.46%
FDIC Loss Share Receivable	**865,810**	**(5,025)**	**-2.27%**	**899,558**	**(8,619)**	**-3.75%**	**708,809**	**(21,913)**	**-12.37%**	**666,159**	**(18,315)**	**-10.88%**
CapitalSouth Bank	77,103	(954)	-4.84%	79,553	(2,600)	-12.79%	58,914	(1,877)	-12.74%	58,676	(4,456)	-30.04%
Orion Bank	551,435	(4,562)	-3.24%	555,610	(5,568)	-3.92%	418,948	(18,861)	-18.01%	392,880	(13,256)	-13.35%
Century Bank	186,425	349	0.73%	197,355	(593)	-1.18%	163,829	(1,385)	-3.38%	157,959	(756)	-1.89%
Sterling Bank	50,847	141	1.09%	67,040	142	0.83%	67,119	210	1.25%	56,644	152	1.06%
Net Covered Loan Portfolio	**2,437,058**	**31,684**	**5.13%**	**2,366,185**	**30,834**	**5.14%**	**2,254,360**	**32,205**	**5.74%**	**2,155,941**	**22,139**	**4.08%**
CapitalSouth Bank	350,204	4,314	4.89%	330,418	5,756	6.92%	310,676	8,311	10.76%	299,187	740	0.95%
Orion Bank	1,368,688	16,066	4.60%	1,297,899	19,153	5.78%	1,242,029	13,790	4.55%	1,187,083	15,757	5.27%
Century Bank	552,594	9,209	6.60%	529,715	3,285	2.46%	502,963	7,770	6.18%	481,639	3,349	2.79%
Sterling Bank	165,573	2,095	4.39%	208,153	2,641	4.85%	198,692	2,333	4.71%	188,032	2,293	4.84%

42

CorporationTM

Markets

CorporationTM

Markets – Local Economies

Unemployment – vs. U.S. MSAs

Ranking 372 U.S. MSAs May 2011 Unemployment Rates (Yellow)

Dashed: Feb-2011, Dec-2010, Feb 2010,

#335 Miami, FL 11.49% #323 Cape Coral, FL 10.8% #321 Mobile, AL 10.6% #315 Tampa, FL 10.5% #311 Punta Gorda, FL 10.4% #309 Bradenton, FL 10.3% #300 Memphis, TN 10.1% #286 Naples, FL 9.9% #281 Jacksonville, FL 9.7% #257 Montgomery, AL 9.4% #224 Birmingham, AL 8.8%

U.S. Avg = 8.7%

#200 Monroe, LA 8.5% #190 Baton Rouge, LA 8.4% #182 Houston, TX 8.2% #168 New Orleans, LA 8.0% May—2011 #159 Huntsville, AL 7.9% #136 Alexandria,LA 7.7% Feb—2011 #116 Jonesboro, AR 7.4% #109 Shreveport, LA 7.3% Dec—2010 #98 Lake Charles, LA 7.2% #92 Little Rock, AR 7.0% Feb—2010 #59 Lafayette, LA 6.4% #48 NW AR 6.2% #40 Houma, LA 5.9%

Consistently Low Rates Of Unemployment In Our Legacy MSAs

Many Of Our Legacy Markets Not Dependent On Housing For Growth

Assets In FDIC-Assisted Acquisition Markets Are Protected Under Loss-Share Agreements

20.0 18.0 16.0

14.0 12.0 10.0 Unemployment 8.7

% 8.0 MS A%6.0 4.0

2.0

-

1 11 21 31 41 51 61 71 81 91 101 111 121 131 141 151 161 171 181 191 201 211 221 231 241 251 261 271 281 291 301 311 321 331 341 351 361 371

Source: U.S. Department of Labor, Bureau of Labor Statistics

IBERIABANK

CorporationTM

Markets – Local Economies

Freddie Mac – Regional Prices

Last 5-Year Housing

Price Last 12 1Q11 vs. Region States Included Change Months 4Q10

East South Central TN, AL, MS, KY -7.5% -4.6% 1.1%

West South Central LA, AR, TX, OK -3.2% -4.8% -9.3% West North Central IA, KS, MN, MO, ND, NE, SD -6.5% -5.0% -5.0% Middle Atlantic NY, NJ, PA -13.8% -6.1% -13.8% New England CT, MA, ME, NH, RI, VT -19.4% -6.6% -14.7% South Atlantic NC, SC, FL, GA, VA, MD, WV, DC, DE -18.7% -7.7% -13.3% East North Central IL, IN, MI, OH, WI -22.5% -7.8% -11.3% Pacific CA, OR, WA, HI, AK -22.9% -9.4% -11.2% Mountain AZ, CO, ID, MT, NM, NV, UT, WY -23.5% -10.0% -9.3%

United States -25.5% -8.5% -11.2%

Source: Freddie Mac, FMHPI data series for 1Q2011

Markets – Local Economies

Housing Price Change Vs. U.S. MSAs

15.0% 10.0% 5.0% 0.0%

- 5.0%

- 6.5%

- 10.0% - 15.0% - 20.0% - 25.0% - 30.0% - 35.0% - 40.0%

#9 Alexandria +5.2% #28 Jonesboro +0.9%% #38 Lake Charles -0 .1%

# 47 Monroe - 0.4% #51 Houma 0- .8.% #56 Houston 1- .2%

#73 Shreveport -2 .1% #82 Lafayette -2 .2% #88 New Orleans -2 .4% #92 Montgomery -2 .6% #119 Little Rock -3 .8%

#174 Huntsville -6 .0% #183 Baton Rouge -6 .5% #195 Memphis -6 .3%

9 17 25 33 41 49 57 65 73 81 89 97 105 113 121 129 137 145 153 161

225 233

241 249 257 265 273 281 289 297 305

353 361

Averageof MSAs

#227 Birmingham -8 .1% #241 NW Arkansas -8 .5%

#284 Bradenton- Sarasota -10 .8% #300 Jacksonville -11 .8% #307 Fort Myers -12 .3% #328 Naples- Marco Island -13 .9% #332 Mobile -14 .2% #343 Tampa -15 .0%

1Q11 4Q10 3Q10 2Q10

Source: Freddie Mac, FMHPI data series for 1Q2011

Markets – Local Economies

Housing Price Trends – IBKC Markets

Louisiana MSAs

10% 10%

6% 3%

0% 0%

-1% -5%

-10%

-13%

-20%

-30% Alexandria LA MSA Baton Rouge LA MSA

-40% Houma-Bayou Cane-Thibodaux LA MSA Lafayette LA MSA

Lake Charles LA MSA -50% Monroe LA MSA

New Orleans-Metairie-Kenner LA MSA Shreveport-Bossier City LA MSA

-60%

Source: Freddie Mac FHMPI Index—data indexed at 4Q2006

Markets – Local Economies

Housing Price Trends – IBKC Markets

Arkansas MSAs

10%

1%

0%

-3%

-10%

-20%

-30% -28%

-40%

Fayetteville-Springdale-Rogers AR-MO MSA

-50% Jonesboro AR MSA

Little Rock-North Little Rock-Conway AR MSA

-60%

Source: Freddie Mac FHMPI Index-data indexed at 4Q2006

Markets – Local Economies

Housing Price Trends – IBKC Markets

Florida MSAs

10% 0% -10% -20% -30%

-40% Cape Coral-Fort Myers FL MSA -39% Jacksonville FL MSA

Miami-Fort Lauderdale-Pompano Beach FL MSA -48%

-50% -50%

Naples-Marco Island FL MSA

-56%

North Port-Bradenton-Sarasota FL MSA -58%

-60%

4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11

Source: Freddie Mac FHMPI Index-data indexed at 4Q2006

Markets – Local Economies

Housing Price Trends – IBKC Markets

Other MSAs

10%

9%

0%

-2%

-10%

-11%-17%-15%

-20%

-24% Birmingham-Hoover AL MSA

-30%

Huntsville AL MSA

Mobile AL MSA

-40%

Montgomery AL MSA

Houston-Sugar Land-Baytown TX MSA -50% Memphis TN-MS-AR MSA

-60%

4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09

2Q09 3Q09

4Q09

1Q092Q10 3Q10 4Q10 1Q11

Source: Freddie Mac FHMPI Index-data indexed at 4Q2006

Markets – Local Economies

House Price Decline Probability

100%

2

Local Housing

ext 90%

N Prices Did Not

Alexandria, LA 31.1%

Lake Charles, LA 32.6% Escalate Over 80% Jonesboro, AR 16.0% Baton Rouge, LA 35.8% Rapidly, So Little Rock, AR 17.1% Little House cline 70% Shreveport, LA 22.4%

Price “Snap-

De NW Arkansas, 24.8%

Back”

60% Lafayette, LA, 26.3% Price Houston, TX 26.8%

Huntsville, AL 27.0% According To ing Years 50% Monroe, LA 27.1% Montgomery, AL 29.3% 1Q11 PMI, Our Birmingham, AL 29.8% Legacy Markets Hous 4Q10

Of 40% 2Q10 Have Some Of The Lowest lity 30% 1Q10 Probabilities To

W. Palm Beach, FL 91.1% Exhibit Housing Probab 20% Bradenton, FL 94.0% Price Declines Tampa, FL 94.0%

Over Next 2

% Jacksonville, FL 95.2% Mobile, AL 40.9%

10% Memphis, TN 44.7% Cape Coral, FL 95.5% Years Naples, FL 97.4% New Orleans, LA 45.5%

0% 1 13 25 37 49 61 73 85 97 109 121 133 145 157 169 181 193 205 217 229 241 253 265 277 289 301 313 325 337 349 361 373 51

Source: PMI Economic Real Estate Trends as of 1Q11

IBERIABANK Corporation™

Markets-Local Economies

IBKC Market Demographics

MSA	IBKC Market Rank	IBKC Offices	IBKC Deposits	IBKC Dep Mkt. Share (%)	Percent of IBKC Franchise	Market Population	Population Change 2000-10 (%)	Projected Population Change 2010-15 (%)	Median HH Income 2010 ($)	HH Income Change 2000-10 (%)	Projected HH Income Change 2010-15 (%)
FLORIDA											
North Port-Bradenton-Sarasota, FL	4	13	942,036	5.55	10.85	712,761	20.82	4.06	51,943	27.68	10.66
Naples-Marco Island, FL	4	7	824,574	7.46	9.50	332,156	32.13	5.99	62,368	28.82	11.33
Miami-Fort Lauderdale-Pompano Beach-Ho	30	10	758,759	0.48	8.74	5,513,060	10.09	1.37	51,835	28.66	13.46
Key West, FL	5	5	197,375	8.74	2.27	73,868	(7.19)	(4.68)	53,763	25.83	10.94
Cape Coral-Fort Myers, FL	15	4	197,292	1.69	2.27	628,829	42.63	8.17	51,699	28.21	10.86
Jacksonville, FL	30	3	80,159	0.18	0.92	1,389,042	23.72	7.08	54,392	27.54	11.94
LOUISIANA											
New Orleans-Metairie-Kenner, LA	5	25	1,323,690	4.75	13.35	1,187,772	(9.78)	8.77	42,621	20.67	6.36
Lafayette, LA	1	13	1,294,043	24.87	14.90	263,368	10.16	4.27	40,904	15.26	8.20
New Iberia, LA	1	4	825,934	48.14	9.51	75,402	2.92	0.17	35,185	13.27	7.36
Lake Charles, LA	3	19	537,623	17.22	5.42	194,964	0.72	(0.15)	40,423	14.49	9.42
Baton Rouge, LA	5	5	381,350	2.48	3.85	789,682	11.86	4.80	42,872	14.54	7.08
Monroe, LA	3	7	318,375	11.65	3.67	174,353	2.53	1.13	35,606	12.22	10.11
Shreveport-Bossier City, LA	7	2	202,919	3.42	2.34	394,961	5.05	1.61	37,988	14.48	8.83
Ruston, LA	3	2	99,879	9.35	1.15	57,874	(0.06)	(0.30)	30,621	11.16	4.98
Crowley, LA	4	2	55,324	7.29	0.64	60,988	3.61	0.49	29,921	12.20	4.42
Abbeville, LA	9	2	47,411	5.48	0.55	56,867	5.69	1.46	31,930	8.45	6.64
Bastrop, LA	6	2	18,964	7.19	0.22	28,799	(7.16)	(3.98)	27,955	11.26	5.29
Houma-Bayou Cane-Thibodaux, LA	14	1	14,864	0.37	0.17	204,128	4.96	0.46	39,560	12.74	9.36
ARKANSAS											
Little Rock-North Little Rock-Conway, AR	9	11	439,589	3.25	5.06	694,164	13.70	5.87	51,146	31.38	13.27
Jonesboro, AR	3	6	215,850	8.60	2.49	119,895	11.26	6.02	39,890	28.23	16.63
Fayetteville-Springdale-Rogers, AR-MO	18	8	121,448	1.62	1.40	461,723	33.04	10.17	48,929	35.01	9.83
Paragould, AR	9	1	8,933	1.25	0.10	41,398	10.89	4.05	39,063	26.62	15.16
TENNESSEE											
Memphis, TN-MS-AR	24	2	170,942	0.77	1.72	1,325,833	10.01	4.28	51,618	30.32	11.85
TEXAS											
Houston-Sugar Land-Baytown, TX	83	5	52,825	0.04	0.53	6,017,013	27.60	10.46	58,086	30.07	14.35
ALABAMA											
Birmingham-Hoover, AL	13	3	249,344	0.90	2.87	1,133,874	7.76	3.39	45,636	20.09	6.12
Montgomery, AL	13	2	86,103	1.47	0.99	372,902	7.61	3.06	44,338	19.12	8.45
Mobile, AL	11	1	70,134	1.18	0.81	410,234	2.60	1.01	39,492	17.15	9.17
Huntsville, AL	17	2	67,999	0.94	0.78	407,958	19.15	9.36	51,241	18.68	7.69
Aggregate: National					*96.86*	*23,310,275*	*9.60*	*4.06*	*45,656*	*21.40*	*9.47*

Source: SNL Financial - Pro Forma pending acquisitions

52

Markets – Local Economies

IBKC Office Optimization

1999 Through 2005 Since 2005

Entered 3 New Markets Entered 27 New Markets

Acquired 12 Offices (All) Acquired 180 Offices (All)

Closed/Consolidated 18 Closed/Consolidated 52 Offices (All Types) Offices (All Types)

Opened 10 New Bank Opened 22 New Bank Offices Offices

Opened 7 Mortgage Opened 26 Mortgage Offices Offices

Divested/Sold 1 Office Opened 2 Title Office

5 Office Realignments 13 Office Realignments

Markets – Local Economies

Oil & Gas Impact

Natural Gas Crude Oil

$16.00 Natural Gas (Left Scale) $160.00 Crude Oil (Right Scale)

$14.00 $140.00

cf) $12.00 $120.00 el) $ m Barr

$10.00 $100.00

Hub, $98.30

Per $ enry $8.00 $80.00 I,

(H Natural Gas Average = $4.04 (WT

Gas Oil

$6.00 $60.00 tural $4.58 rude Na $4.00 $40.00 C

$2.00 $20.00

Crude Oil Average = $39.91

$- $-

Jan-91 Sep -91 May -92 Dec-92 Aug-93 Mar-94 Nov-94 Jun-95 Feb-96 Oct-96 May -97 Jan-98 Aug-98 Apr -99 Dec-99 Jul-00 Mar-01 Oct-01 Jun-02 Jan-03 Sep -03 May -04 Dec-04 Aug-05 Mar-06 Nov-06 Jul-07 Feb-08 Oct-08 May -09 Jan-10 Sep -10 Apr -11

Source: Bloomberg 54

Summary Of IBKC

Industry Operating Environment—Challenging

•Housing

•Credit Risk

•Interest Rate Risk

•Operations Risk

We Tend To Move “Ahead Of The Curve”

Focus On Long-Term Investments & Payback

Organic And External Growth

Expense Controls And Revenue Growth

EPS/Stock Price Linkage—Shareholder Focus

Favorable Risk/Return Compared To Peers